UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004	Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom

(Address of principal executive offices)

+1 (646) 654-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A virtual special meeting of the shareholders of Nielsen Holdings plc (the “Company”) was held on February 11, 2021 (the “Special Meeting”). At the Special Meeting, the proposed sale to Indy US BidCo, LLC and Indy Dutch BidCo B.V. (together, “Purchaser”), two newly formed entities controlled by investment funds advised by affiliates of Advent International Corporation, pursuant to the terms and subject to the conditions set forth in the Stock Purchase Agreement, dated as of October 31, 2020 (the “Stock Purchase Agreement”), between the Company and Purchaser, of the equity interests of certain subsidiaries of the Company that contain its Global Connect business (such transaction, the “Transaction” and such proposal, the “Transaction Proposal”), was submitted to a vote of the shareholders through the solicitation of proxies. The proposal is described in more detail in the Company’s definitive proxy statement for the Special Meeting filed with the U.S. Securities and Exchange Commission on December 23, 2020. As of December 23, 2020, the record date for the Special Meeting, there were 357,678,120 ordinary shares, €0.07 nominal value per share, of the Company (“Ordinary Shares”), outstanding. A total of 284,089,502 Ordinary Shares were represented at the Special Meeting virtually or by proxy, or 79% of the total Ordinary Shares entitled to vote.

The final voting results for the Transaction Proposal are as follows:

For	Against	Abstain	Broker Non-Votes
284,002,480	64,186	22,836	N/A

Approval of the Transaction Proposal required the affirmative vote of the holders of a majority of Ordinary Shares present (online or by proxy) at the Special Meeting. The Transaction Proposal was approved by the requisite vote of the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2021

NIELSEN HOLDINGS PLC

By:	/s/ Jennifer Meschewski
Name:	Jennifer Meschewski
Title:	Secretary